SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 20, 1996




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)




           Virginia                        33-97660               54-1088621
(State or other jurisdiction             (Commission            (IRS Employer
     of incorporation)                   File Number)        Identification No.)


7 North Eighth Street, Richmond, Virginia                            23219
 (Address of principal executive offices)                          (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7814


                     The exhibit index is located on page 4.

Item 5       Other Events.

             The November, 1996 Statement to Investor Certificateholders was distributed December 20, 1996.

Item 7 (c)   Exhibits.

             The  following  are filed as exhibits to this Report under  Exhibit
             20:

             Statement to Investor Certificateholders for the period from November 1, 1996 to November 30, 1996.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIGNET HELOC TRUST 1995-A

                                     By:    SIGNET BANK




                                     By:     /s/ Suzanne Bachman
                                             ---------------------------------
                                             Suzanne Bachman
                                             Senior Vice President




Date:  December 20, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS


                                                                                Sequentially
Exhibit                                                                         Numbered
Number            Exhibits                                                      Page
------            --------                                                      ------------

     1            Statement to Investor Certificateholders                             05
                  for the period November 1, 1996 to November 30, 1996.